SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                 SECURITIES EXCHANGE ACT OF 1934 Date of Report

              (Date of earliest event reported): NOVEMBER 28, 2007

                                    MOOG INC.
             (Exact name of registrant as specified in its charter)


            NEW YORK                  1-5129               16-0757636
(State or Other Jurisdiction        (Commission         (I.R.S. Employer
       of Incorporation)            File Number)       Identification No.)

                  EAST AURORA, NEW YORK                     14052-0018
        (Address of principal executive offices)            (Zip Code)

       Registrant's Telephone Number, Including Area Code: (716) 652-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

On November 28, 2007, Moog Inc. issued a press release announcing that it has been selected by Airbus to supply primary flight control actuation for the A350 XWB (Xtra Wide-Body). A copy of that press release is attached as Exhibit 99.1 and is incorporated into this item 8.01 by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

      99.1       Press release dated November 28, 2007


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MOOG INC.


Dated:  November 28, 2007                 By:    /s/ Donald R. Fishback
                                                 ------------------------
                                          Name:  Donald R. Fishback
                                                 Controller


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                                                                   EXHIBIT INDEX


Exhibit    Description

99.1       Press release dated November 28, 2007